Acruence Active Hedge U.S. Equity ETF Trading Symbol: XVOL Listed on Cboe BZX Exchange, Inc. Summary Prospectus August 1, 2022 www.acruenceetf.com

Before you invest, you may want to review the Acruence Active Hedge U.S. Equity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 29, 2022 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.acruenceetf.com. You can also get this information at no cost by calling (833) 653-6400 or by sending an e-mail request to info@acruenceetfs.com.

Investment Objective

The Acruence Active Hedge U.S. Equity ETF (the “Fund”) seeks capital appreciation with reduced volatility as compared to the S&P 500 Index (the “S&P 500”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.83%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal period April 21, 2021 (commencement of operations) to March 31, 2022, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing nearly all of the Fund’s assets in a portfolio replicating the constituents and weights of the S&P 500, while seeking to reduce volatility by purchasing options contracts on the CBOE Volatility Index (the “VIX Index”). The VIX Index is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of call and put options on the S&P 500. The Fund may allocate up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by the Adviser (as defined herein), and will comply with the Fund’s investment objective and investment policies.

The equity component of the Fund’s portfolio is invested in securities comprising the S&P 500, which is a market-capitalization-weighted index of the 500 largest U.S. publicly-traded companies, representing approximately 80% of the U.S. equity market capitalization. Acruence Capital, LLC, the Fund’s investment sub-adviser (“Acruence” or the “Sub-Adviser”), will generally use a “replication” strategy, meaning the portion of the Fund invested in the S&P 500 will generally reflect all of the component securities of the S&P 500 in approximately the same weights as in the S&P 500. However, the Fund may use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the S&P 500 whose return the Sub-Adviser expects to approximate that of the S&P 500 as a whole. Under normal circumstances, the Fund will invest at least 80% its net assets (plus any borrowing made for investment purposes) in U.S. equity securities comprising the S&P 500.

The Sub-Adviser seeks to reduce the Fund’s volatility primarily by purchasing option contracts on the VIX Index (“VIX Options”). The Sub-Adviser uses its algorithmic model as a metric, and purchases options when either the time premium has been reduced because it is close to expiration or volatility has subsided, making current and forward months inexpensive relative to historic metrics. Should volatility return and equity prices decline, the premium associated with the options will rise, offsetting declines in equity pricing. The Sub-Adviser will utilize a proprietary, volatility-based algorithm to determine the number of VIX Options contracts to purchase, as well as the strike price and expiration date (each described below) of the options. The VIX Options purchased by the Fund are generally expected to have a time to maturity of less than six months and duration on a monthly basis in which multiple months forward can be held at any single point in time. However, if conditions warrant, the VIX Options purchased by the Fund may have a weekly duration. The amount of the Fund’s investment in and exposure to such VIX options is reevaluated each month based on the level of forward expected volatility in the S&P 500, taking into consideration the level of the VIX Index and the price of VIX Options. The “level of forward expected volatility” is the current price level of the VIX Index and the premium associated with purchasing options contracts for the upcoming month and further out. Depending upon this forward expected volatility, the Sub-Adviser will determine the target percentage for the Fund to invest that month in VIX Options. Such amount is generally expected to be roughly 1/12 of an annual allocation of 2% to 5% of the Fund’s assets purchased, although the actual amount may be higher or lower than such range from time to time. The Fund’s options will primarily consist of call options (described below) on the VIX Index, although the Fund may also purchase put options on the VIX Index. The Sub-Adviser expects the Fund to hold all VIX Options to maturity.

The VIX Index estimates the expected level of volatility in the U.S. stock market, as reflected by the S&P 500, forward-looking over 30 days. The Chicago Board Options Exchange (the “CBOE”) calculates the VIX Index using a formula that averages the prices of designated options on the S&P 500. These prices have tended to increase during periods of heightened U.S. stock market uncertainty and decrease during periods of greater market stability, which, in turn, have resulted in increases or decreases, respectively, in the level of the VIX Index. Historically, the VIX Index has had a negative correlation with the S&P 500 (i.e., the level of the VIX Index rises as the level of the S&P 500 falls). VIX Options are exchange-traded derivative contracts based upon the expected value of the VIX Index at the expiration of the contract, rather than the current, or “spot” value of that index.

An option gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying index at a specified price (“strike price”) on or by a specified date (“expiration date”). In the event the underlying index declines in value, the value of a put option will generally increase and the value of a call option will generally decrease and may end up worthless. In the event the underlying index appreciates in value, the value of a put option will generally decrease and may end up worthless and the value of a call option will generally increase.

The Fund intends to gain exposure to VIX Options through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. The Subsidiary will only invest in VIX Options which do not generate good income under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in VIX Options; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Fund is deemed to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Associated Risks of VIX Options. One of the primary drivers of the value of a VIX Option is movement in the spot value of the VIX Index, which is a measure of implied volatility of S&P 500 options. Therefore, changing market expectations of future volatility will lead to changes in the market value of VIX Options. VIX Options will be subject to market risk. Because implied volatilities often rise during periods of market stress, the VIX Index is often negatively correlated to equity markets. Options may also present tracking risk. An imperfect or variable degree of correlation between price movements of the derivative and the underlying investment may prevent the portfolio from achieving the intended effect. The value of an option can change over time depending on several factors aside from just changes in the underlying asset’s price, such as the time remaining to expiration and the expected level of volatility in the underlying asset. For option buyers, the risk of loss is limited to the option premium at the time of purchase.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The VIX Options and other investments held by the Subsidiary are generally similar to those investments that are permitted to be held by the Fund and are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, is exposed to the following risks:

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦	Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. Although the Sub-Adviser has options trading experience, including trading VIX Options, the Sub-Adviser may not be able to replicate the historical performance of its options strategies.

Market Capitalization Risk.

◦	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete. While the Sub-Adviser’s model measures relationships between the VIX Index, volatility, and premiums, levels may be depressed for extended periods and options can expire worthless.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.acruenceetf.com.

Management

Investment Adviser: Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Acruence Capital, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers: Rob Emrich III, Founder and Managing Partner for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2021. Mike Reddington, Senior Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2021. Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2021. Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.acruenceetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.